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                                                                      (DTS LOGO)


               DTS REPORTS SOLID SECOND QUARTER FINANCIAL RESULTS
               COMPANY POSTS CONTINUED REVENUE AND EARNINGS GROWTH


AGOURA HILLS, CALIF. - August 7, 2003 - Digital Theater Systems, Inc. (DTS) (Nasdaq: DTSI) today announced financial results for the three and six months ended June 30, 2003.

For the second quarter of 2003, DTS reported total revenues of $11.7 million, an increase of 40% over $8.4 million in the second quarter of 2002. Gross margins for the second quarter were strong at 76% compared to 69% in the prior year quarter. Net income attributable to common stockholders was $1.4 million, or $0.13 per diluted share, in the second quarter of 2003, compared to a net loss attributable to common stockholders of $124,000, or ($0.03) per basic and diluted share, in the second quarter of 2002.

For the six-month period ended June 30, 2003, DTS reported total revenues of $23.5 million, representing an increase of 32% over $17.8 million in the same period of 2002. Gross margins for the first six months of 2003 were 78% compared to 71% in the prior year period. Net income attributable to common stockholders was $2.9 million for the six-month period ended June 30, 2003, or $0.27 per diluted share, compared to $885,000, or $0.10 per diluted share, in the same period of 2002.

"Following our initial public offering in which we raised net proceeds of $63.2 million, DTS is pleased to report such solid results in our first quarterly earnings announcement," commented Jon Kirchner, President and CEO of DTS. "We saw progress across all areas of our business in the quarter, particularly in our new product and emerging markets. We are pleased with our overall financial progress, considering this has historically been our slowest quarter.

"Within our Consumer business, we continued to experience solid growth across several segments. In addition, our broadcast trial with Swedish Radio has continued to generate positive interest from consumers. In our DTS Entertainment business, we released several important titles and laid the groundwork for broader distribution partnerships, both in the U.S. and abroad.

"Our Theatrical Division continued to license its technology to leading studios for incorporation of DTS soundtracks into major U.S. films. During the quarter, we also began shipping our XD-10 Cinema Media player to our exhibition customers. We expect the XD-10 Cinema Media player, together with our recently introduced DTS-CSS system which offers compelling benefits for both foreign subtitling and domestic captioning, to be significant drivers of growth in the future."


CONFERENCE CALL INFORMATION

DTS will broadcast a conference call discussing the company's second quarter results today, Thursday, August 7, 2003, starting at 5:00 p.m. Eastern Time. A live Webcast of the call will be available from the Investor Relations section of the company's corporate website at http://phx.corporate-ir.net/phoenix.zhtml?c=142468&p=irol-IRHome. A replay of the Webcast will begin two hours after the completion of the call, and will be available through August 21, 2003. An audio replay of the call will also be available to investors beginning at 7:00 p.m. ET on August 7, 2003, through August 10, 2003, by dialing 800-405-2236 and entering the passcode 547171.

ABOUT DTS
Digital Theater Systems, Inc. (DTS) is a digital technology company dedicated to delivering the ultimate entertainment experience. DTS decoders are in virtually every major brand of 5.1-channel surround processors, and there are more than 100 million DTS-licensed consumer electronics products available worldwide. A pioneer in multi-channel audio, DTS technology is in home theater, car audio, PC and game console products, as well as 5.1 Music Discs, DVD-Video, DVD-Audio and

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DVD-ROM software. Additionally, DTS is featured on more than 20,000 motion picture screens worldwide. Founded in 1993, DTS is headquartered in Agoura Hills, California and has offices in the United Kingdom, Japan and China. For further information, please visit www.dtsonline.com.

DTS, DTS-ES and Neo:6 are trademarks of Digital Theater Systems, Inc.

INVESTOR RELATIONS CONTACTS:                PRESS CONTACT:
Erica Abrams or Annie Palmore               Kristin Thomson
the blueshirt group for DTS                 Director of Public Relations
415-217-7722                                DTS
erica@blueshirtgroup.com                    818-706-3525
annie@blueshirtgroup.com                    kthomson@dtsonline.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the company's inclusion in or exclusion from governmental and industry standards, customer acceptance of the company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in the Company's Form S-1 registration statement as declared effective on July 9, 2003 by the Securities and Exchange Commission. DTS assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

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                               (TABLES TO FOLLOW )






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                          DIGITAL THEATER SYSTEMS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (Amounts in thousands, except share and per share amounts)

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                                                                    For the Three Months Ended       For the Six Months Ended
                                                                             June 30,                         June 30,
                                                                    --------------------------       ------------------------
                                                                        2002           2003             2002          2003
                                                                    ----------      ----------       ---------     ----------
                                                                            (Unaudited)                    (Unaudited)
Revenues:
         Technology and film licensing                              $    6,237    $     9,554        $  13,524    $    19,678
         Product sales and other revenues                                2,143          2,147            4,273          3,779
                                                                    ----------    -----------        ---------    -----------
              Total revenues                                             8,380         11,701           17,797         23,457
Cost of goods sold:
         Technology and film licensing                                     967          1,045            1,933          1,885
         Product sales and other revenues                                1,608          1,744            3,308          3,317
                                                                    ----------    -----------        ---------    -----------
              Total cost of goods sold                                   2,575          2,789            5,241          5,202
                                                                    ----------    -----------        ---------    -----------
Gross profit                                                             5,805          8,912           12,556         18,255

Operating expenses:
         Selling, general and administrative
              (includes stock-based compensation of $22 and
              $425 for the three and six months ended
              June 30, 2003, respectively)                               4,211          4,865            7,712          9,856
         Research and development                                        1,031          1,174            1,861          2,344
                                                                    ----------    -----------        ---------    -----------
              Total operating expenses                                   5,242          6,039            9,573         12,200
                                                                    ----------    -----------        ---------    -----------
Income from operations                                                     563          2,873            2,983          6,055
Interest and other (income) expense, net                                    33            (13)              94             53
                                                                    ----------    -----------        ---------    -----------
Income before provision for income taxes                                   530          2,886            2,889          6,002
Provision for income taxes                                                 197          1,041            1,076          2,128
                                                                    ----------    -----------        ---------    -----------
Net income                                                                 333          1,845            1,813          3,874
Accretion and accrued dividends on preferred stock                        (457)          (467)            (928)          (935)
                                                                    ----------    -----------        ---------    -----------
Net income (loss) attributable to common stockholders               $     (124)   $     1,378        $     885    $     2,939
                                                                    ==========    ===========        =========    ===========
Net income (loss) attributable to common stockholders per
    common share:
         Basic                                                      $    (0.03)   $      0.31        $    0.21    $      0.66
                                                                    ==========    ===========        =========    ===========
         Diluted                                                    $    (0.03)   $      0.13        $    0.10    $      0.27
                                                                    ==========    ===========        =========    ===========
Weighted average shares used to compute net income (loss)
    attributable to common stockholders per common share:
         Basic                                                       4,295,419      4,500,885        4,295,419      4,462,479
                                                                    ==========     ==========        =========     ==========
         Diluted                                                     4,295,419     10,970,303        9,137,588     10,801,941
                                                                    ==========     ==========        =========     ==========

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                          DIGITAL THEATER SYSTEMS, INC.

                           CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except share and per share amounts)


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
                                                                                As of             As of
                                                                             December 31,        June 30,
                                                                             ------------        ---------
                                                                                 2002              2003
                                                                             ------------        ---------
                                                                                                (Unaudited)
                                                ASSETS
Current assets:
      Cash and cash equivalents                                                 $ 1,907           $ 3,222
      Short-term investments                                                      2,144             2,156
      Accounts receivable, net of allowance for doubtful accounts of  $437
           and $506 at December 31, 2002 and June 30, 2003, respectively          5,618             5,417
      Inventories                                                                 4,646             5,394
      Deferred tax assets, net                                                    5,129             5,129
      Prepaid expenses and other                                                    729             1,402
                                                                                -------           -------
                Total current assets                                             20,173            22,720
Property and equipment, net                                                       3,099             3,014
Patents and trademarks                                                              442               409
Deferred tax asset                                                                2,049             2,049
Other assets                                                                         16                21
                                                                                -------           -------
                Total Assets                                                    $25,779           $28,213
                                                                                =======           =======


       LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
      Accounts payable                                                         $ 2,638           $ 2,114
      Accrued expenses                                                           5,627             6,293
      Income taxes payable                                                       2,527             1,833
                                                                               -------           -------
                Total current liabilities                                       10,792            10,240
Commitments and contingencies
Mandatorily redeemable preferred stock - $0.0001 par value, 10,000,000 shares authorized; 7,800,891 shares outstanding at
      December 31, 2002 and June 30, 2003                                       21,302            20,919
Stockholders' equity (deficit):
      Common stock - $0.0001 par value, 30,000,000 shares authorized;
           4,412,116 and 4,566,924 issued and outstanding at
           December 31, 2002 and June 30, 2003, respectively.                        1                 1
      Additional paid-in capital                                                (1,008)             (578)
      Accumulated deficit                                                       (5,308)           (2,369)
                                                                               -------           -------
           Total stockholders' deficit                                          (6,315)           (2,946)
                                                                               -------           -------
                Total liabilities, mandatorily redeemable preferred stock and
                     stockholders' deficit                                     $25,779           $28,213
                                                                               =======           =======
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